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                                                                   EXHIBIT 10(c)

                             FIRST AMENDMENT TO THE
                                 AMAX GOLD INC.
                             1992 STOCK OPTION PLAN


     This First Amendment to the AMAX GOLD INC. ("Company") 1992 STOCK OPTION PLAN (the "Plan") is effective the 1st day of December, 1996.

                                    Recitals

A. The Plan has been in effect since June 30, 1992, and permits the grant of Options through January 1, 2003.

B. In 1996, the Securities and Exchange Commission amended the provisions of Rule 16b-3 of Section 16(b) of the Securities Exchange Act of 1934, and the Company desires to amend the Plan to conform to certain changes made in Rule 16b-3.

C. The amendments made herein have been approved by the Company's Board of Directors on the 12th day of February, 1997.

                                   Amendments

1. The first sentence of Section 4(a) of the Plan is hereby amended to read as follows:

     The Board of Directors shall appoint a standing committee of not fewer than two Non-Employee Directors (as such term is defined under Rule 16a of the Exchange Act), to be known as the Compensation Committee (the "Compensation Committee"), to administer and interpret the Plan with respect to all corporate officers and certain other senior personnel (collectively, the "Executive Group") and such other personnel to be determined from time to time by the Compensation Committee.

2. The second paragraph of Section 8(a) of the Plan is amended and restated in its entirety to read as follows:

          An option shall not be exercisable in whole or in part within six months after the date it is granted or more than 10 years after the date it is granted; provided, however, that the issuing Committee, in its discretion, may specify a period or periods during which an option shall not be exercisable, and may accelerate the exercisability of any option to any date in the case of the optionee's death or disability, in the case of a Change in Control, or in all other cases.

Executed at Arapahoe County, Colorado this 31st day of March, 1997.

                                        AMAX GOLD INC.


                                        By:    /s/ S. SCOTT SHELLHAAS
                                           -------------------------------------
                                               S. Scott Shellhaas
                                               President and Chief
                                               Operating Officer